SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005
BRAND INTERMEDIATE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-102511-14 (Commission File Number)	13-3909682 (IRS Employment Identification No.)

15450 South Outer Highway 40, #270
Chesterfield, Missouri 63017
(Address of principal executive offices)

Registrant's telephone number, including area code 636-519-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On June 20, 2005, Mr. John Monter and Brand Services, Inc. (the "Company") entered into a Second Amended and Restated Employment Agreement (the "employment agreement"). Under the employment agreement Mr. Monter will serve as the Vice Chairman of the Company and the employment term shall end December 31, 2006. For the year ending December 31, 2005, Mr. Monter shall receive a base salary of not less than $449,000 and for the year ending December 31, 2006, Mr. Monter shall receive a retainer of not less than $150,000. In addition to the base salary, the Company shall make a credit on Mr. Monter’s behalf to a non-qualified deferred compensation plan in an amount equal to 25 percent of Mr. Monter’s Base Salary during the year ending on December 31, 2005. During the employment term Mr. Monter shall continue to participate in the Company’s standard benefit plans.

Mr. Monter will also be entitled to receive certain severance benefits. Mr. Monter will receive total cash payments of $1,347,338 payable over 36 months as follows:

(i)	During the period beginning January 1, 2006 and ending December 31, 2007, the Company shall pay to Mr. Monter a monthly payment in the amount of $37,056; and

(ii)	During the period beginning January 1, 2008 and ending December 31, 2008, the Company shall pay to Mr. Monter a monthly payment in the amount of $38,167.

         From January 1, 2007 until December 31, 2008, Mr. Monter shall be entitled to participate, on a basis no less favorable than other senor executives of the Company, in such medical plan as may be maintained by the Company.

Mr. Monter was previously granted 696,889 Performance Based Class C Units of Brand Holdings, LLC. Of that amount, Brand Holdings, LLC will convert 173,644 of these Class C Units into 173,644 Performance Based Class C-1 Units. The balance of the Performance Based Class C Units shall lapse and be forfeited as of the Effective Date of this Agreement. In addition, Mr. Monter was previously granted 113,447 Time Based Class C Units. 90,758 Time Based Class C Units shall vest on December 31, 2005, notwithstanding the Executive’s prior termination. The balance of the Time Based Class C Units granted to the Executive shall lapse and be forfeited as of the Effective Date of this Agreement.

The foregoing descriptions of the Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text thereof. A copy of Mr. Monter’s Second Amended and Restated Employment Agreement is attached hereto as Exhibit 10.1.

Section 9 - Financial Statement and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Second Amended and Restated Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND INTERMEDIATE HOLDINGS, INC.

Date: July 13, 2005	By: /s/ Anthony A. Rabb
Anthony A. Rabb, Chief financial Officer and
Vice President, Finance